UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                                                                                                                                          October 28, 2010

EQT CORPORATION
(Exact name of registrant as specified in its charter)
PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code        (412) 553-5700

 (Former name or former address, if changed since last report)
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02.                                Results of Operations and Financial Condition.

Today, EQT Corporation (“EQT”) issued a press release announcing its third quarter 2010 earnings.  A copy of EQT’s press release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

The information in this Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                Financial Statements and Exhibits.

(d)  Exhibits

99.1  Press release dated October 28, 2010  issued by EQT Corporation

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQT CORPORATION

Date: October 28, 2010	By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press release dated October 28, 2010 issued by EQT Corporation